                                                               Exhibit 10.14(d)


                             THE TIMBERLAND COMPANY
                                200 DOMAIN DRIVE
                          STRATHAM, NEW HAMPSHIRE 03885

                                 THIRD AMENDMENT


                                                                    Dated as of
                                                                  June 21, 1996


Re:              Note Agreements dated as of December 15, 1994

                         $106,000,000 8.94% Senior Notes
                              Due December 15, 2001

To the Holder named in Schedule I
hereto which is a signatory of this
Agreement

Ladies and Gentlemen:

         The undersigned, THE TIMBERLAND COMPANY, a corporation duly organized and validly existing under the laws of the State of Delaware, (the "Company"), agrees with you as follows:

SECTION 1. INTRODUCTION.

         Reference is made to the separate Note Agreements, each dated as of December 15, 1994, as amended by the separate First Amendments thereto, each dated as of April 15, 1995 and by the separate Second Amendments thereto, each dated as of June 21, 1995 (collectively, the "Original Note Agreements"), between the Company and the Purchasers named in Schedule I thereto, respectively. Unless otherwise herein defined or the context hereof otherwise requires, the capitalized terms in this Third Amendment shall have the respective meanings specified in the Original Note Agreements. The holders of the Notes at the time of reference are referred to herein as the "Holders".

         Reference is also made to that certain Credit Agreement dated as of June 21, 1996 (the "Credit Agreement") among the Company, the Banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Agent, which is being executed and delivered concurrently herewith.

         The Company has requested that, subject to the satisfaction of the conditions set forth herein, the Original Note Agreements be amended as of June 21, 1996 (the "Effective Date") in the respects, but only in the respects, hereinafter set forth, and, by your execution hereof, you hereby agree to such amendments on the terms hereinafter set forth.

The Timberland Company                                          Third Amendment


SECTION 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants to you as follows:

         (a) After giving effect to this Third Amendment and the Credit Agreement and the transactions contemplated hereby and thereby, no Default or Event of Default has occurred and is continuing, and no event has occurred and no condition exists which with the lapse of time or the giving of notice, or both, would constitute an event of default under any indenture, agreement, or other instrument under which any Indebtedness of the Company or any Restricted Subsidiary for borrowed money in an aggregate principal amount in excess of $1,000,000 is outstanding.

         (b) The Company has no Unrestricted Subsidiaries.

SECTION 3. CONDITIONS PRECEDENT.

         The effectiveness of this Third Amendment shall be subject to the following conditions precedent:

         Section 3.1. Execution of the Credit Agreement. The Company, the Agent named therein and the banks listed on the signature pages thereof shall have duly executed and delivered the Credit Agreement, which shall be a legal, valid, binding and enforceable agreement of the Company.

         Section 3.2. Warranties and Representations True. The warranties and representations of the Company set forth in Section 2 hereof shall be true and correct in all material respects on the Effective Date with the same effect as though made on and as of the Effective Date.

         Section 3.3. Proceedings Satisfactory. All proceedings taken in connection with the transactions contemplated or provided for in this Third Amendment and all documents and papers relating thereto shall be satisfactory to you and your special counsel. You and your special counsel shall have received copies of such documents and papers as you or they may reasonably request in connection therewith, all in form and substance satisfactory to you and your special counsel.

SECTION 4. AMENDMENTS.

         The following amendments to the Original Note Agreements shall become effective on the Effective Date and, except with respect to the amendment to
Section 5.19 of the Original Note Agreements which shall remain in full force and effect until all amounts under the Original Note Agreements and the Notes have been paid in full, shall terminate and be of no further force and effect on June 21, 1998:

The Timberland Company                                          Third Amendment


         Section 4.1. Amendment to Section 5.7. Section 5.7 of the Original Note Agreements shall be, and the same is hereby amended in its entirety as follows:

                           "Section 5.7. Minimum Consolidated Tangible Net
                  Worth. Consolidated Tangible Net Worth will at no time be less than the sum of (i) $90,000,000, (ii) 60% of Consolidated Net Income for each fiscal quarter beginning with the third fiscal quarter of 1996 which has ended at or before such time for which Consolidated Net Income is positive and (iii) 75% of the net cash proceeds of all issuances by the Company of shares of its capital stock after the Third Amendment Effective Date and at or before such time.

                           "The following terms shall have the following
                  meanings solely for purposes of this SECTION 5.7:

                                    "'Consolidated Net Income' means, for any
                           fiscal period, the net income of the Company and its Consolidated Subsidiaries, determined on a consolidated basis for such period.

                                    "'Consolidated Net Worth' means at any date
                           the consolidated stockholders' equity of the Company and its Consolidated Subsidiaries (without giving effect to any write-ups or write-downs resulting from foreign currency translations after December 31,
                           1995) as of such date.

                                    "'Consolidated Subsidiary' means at any date
                           any Subsidiary or other entity the accounts of which would be consolidated with those of the Company in its consolidated financial statements if such statements were prepared as of such date.

                                    "'Consolidated Tangible Net Worth' means at
                           any date Consolidated Net Worth less the consolidated Intangible Assets of the Company and its Consolidated Subsidiaries, all determined as of such date. For purposes of this definition "Intangible Assets" means the amount (to the extent reflected in determining such Consolidated Net Worth) of (i) all write-ups (other than write-ups of assets of a going concern business made within twelve months after the acquisition of such business) subsequent to December 31, 1995 in the book value of any asset owned by the Company or a Consolidated Subsidiary, (ii) all Investments in unconsolidated Subsidiaries and all equity investments in Persons which are not Subsidiaries and (iii) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents,

The Timberland Company                                          Third Amendment


                           trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organization or developmental expenses and other intangible assets.

                                    "'Investment' means any investment in any
                           Person, whether by means of share purchase, capital contribution, loan, time deposit or otherwise."

         Section 4.2. Amendment to Section 5.9. Section 5.9 of the Original Note Agreements shall be, and the same is hereby amended in its entirety as follows:

         "Section 5.9. Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters ending during any period set forth below will not be less than the ratio set forth opposite such period:

                                   PERIOD                                      RATIO

                  Third Amendment Effective Date through
                  the last day of the second fiscal
                  quarter of 1996                                            0.75 to 1

                  First day of the third fiscal quarter
                  of 1996 through the last day of such
                  quarter                                                    1.00 to 1

                  First day of the fourth fiscal quarter
                  of 1996 through the last day of such
                  quarter                                                    1.10 to 1

                  First day of the first fiscal quarter
                  of 1997 through the last day of the
                  second fiscal quarter of 1997                              1.25 to 1.00

                  First day of the third fiscal quarter
                  of 1997 through the last day of such
                  quarter                                                    1.40 to 1.00

                  First day of the fourth fiscal quarter
                  of 1997 and thereafter                                     1.50 to 1.00

The Timberland Company                                          Third Amendment


                  "The following terms shall have the following meanings solely for purposes of this Section 5.9:

                                    "'Consolidated EBITR' means, for any period,
                           the sum of (i) consolidated net income of the Company and its Consolidated Subsidiaries for such period plus (ii) to the extent deducted in determining such consolidated net income, the sum of (A) Consolidated Interest Expense, (B) Consolidated Rental Expense and
                           (C) consolidated taxes of the Company and its Consolidated Subsidiaries for such period.

                                    "'Consolidated Interest Expense' means, for
                           any period, the interest expense (less interest income) of the Company and its Consolidated Subsidiaries determined on a consolidated basis for such period.

                                    "'Consolidated Rental Expense' means, for
                           any period, the rental expense of the Company and its Consolidated Subsidiaries (other than with respect to capital leases) determined on a consolidated basis for such period.

                                    "'Consolidated Subsidiary' is defined in
                           Section 5.7.

                                    "'Fixed Charge Coverage Ratio' means, for
                           any period, the ratio of (i) Consolidated EBITR for such period to (ii) the sum of (A) Consolidated Interest Expense for such period, (B) Consolidated Rental Expense for such period and (C) dividends on preferred stock of the Company and its Consolidated Subsidiaries for such period (other than any such dividends paid to the Company or its Consolidated Subsidiaries)."

         Section 4.3. Amendment to Section 5.11. Section 5.11 of the Original Note Agreements shall be, and the same is hereby amended in its entirety as follows:

                           "Section 5.11. Restricted Payments. Neither the
                  Company nor any Subsidiary will declare or make any Restricted Payment unless, after giving effect thereto, the aggregate of all Restricted Payments declared or made subsequent to December 31, 1990 does not exceed 25% of Consolidated Net Income for the period from January 1, 1991 through the end of the Company's then most recent fiscal quarter (treated for this purpose as a single accounting period). Nothing in this
                  Section 5.11 shall prohibit the payment of any dividend or distribution within 60 days after the declaration thereof if such declaration was not prohibited by this Section 5.11.

The Timberland Company                                          Third Amendment


                           "The following terms shall have the following
                  meanings solely for purposes of this Section 5.11:

                                    "'Consolidated Net Income' is defined in
                           Section 5.7.

                                    "'Restricted Payment' means (i) any dividend
                           or other distribution on any shares of the Company's capital stock (except dividends payable solely in shares of its capital stock) or (ii) any payment (other than payments for the repurchase of shares of the Company's common stock from employees or former employees of the Company or any of its Subsidiaries pursuant to the 1987 Employee Stock Purchase Plan, the 1991 Employee Stock Purchase Plan or the 1987 Stock Option Plan, in each case as amended (other than to change in any material respect any provisions relating to repurchases of any such shares) from time to time (or any successor plans with substantially similar provisions), in an aggregate amount not to exceed the proceeds received by the Company after the date hereof of sales of shares of the Company's common stock to employees of the Company and its Subsidiaries) on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Company's capital stock or (b) any option, warrant or other right to acquire shares of the Company's capital stock."

         Section 4.4. Amendment to Section 5.17(j). Section 5.17(j) of the Original Note Agreements shall be, and the same is hereby amended in its entirety as follows:

                           "(j) Restricted Investments; provided that the
                  aggregate amount of Restricted Investments does not exceed $10,000,000 at any one time outstanding."

         Section 4.5. Amendment to Section 5.19. Section 5.19 of the Original Note Agreements shall be, and the same is hereby amended as set forth below:

                           (a) Section 5.19(a) and (b) is hereby amended as
                  follows:

                           "(a) Quarterly Statements. As soon as available and
                  in any event within 45 days after the end of each quarterly fiscal period (except the last) of each fiscal year, duplicate copies of:

                           (1) consolidated and consolidating balance sheets of
                  the Company and its Restricted Subsidiaries and of the Company and its consolidated Subsidiaries as of the close of such quarter setting forth, in the case of such consolidated statements, in comparative form the amount for the end of the preceding fiscal year,

The Timberland Company                                          Third Amendment


                           (2) consolidated and consolidating statements of
                  income of the Company and its Restricted Subsidiaries and of the Company and its consolidated Subsidiaries for such quarterly period, setting forth, in the case of such consolidated statements, in comparative form the amount for the corresponding period of the preceding fiscal year, and

                           (3) consolidated statements of cash flows of the
                  Company and its Restricted Subsidiaries and of the Company and its consolidated Subsidiaries for the portion of the fiscal year ending with such quarter, setting forth in comparative form the amount from the corresponding period of the preceding fiscal year, all in reasonable detail and certified as complete and correct, by an authorized financial officer of the Company, provided, that so long as the Unrestricted Subsidiaries of the Company taken as a whole do not constitute a Significant Subsidiary, the Company shall not be required to deliver to you financial statements of the Company and its Restricted Subsidiaries referred to in paragraphs (1), (2) and (3) of this Section 5.19(A);

                           "(b) Annual Statements. As soon as available and in
                  any event within 90 days after the close of each fiscal year of the Company, duplicate copies of:

                           (1) consolidated and consolidating balance sheets of
                  the Company and its Restricted Subsidiaries and of the Company and its consolidated Subsidiaries as of the close of such fiscal year, and

                           (2) consolidated and consolidating statements of
                  income and stockholders' equity and cash flows of the Company and its Restricted Subsidiaries and of the Company and its consolidated Subsidiaries for such fiscal year.

                  in each case setting forth in comparative form the consolidated figures for the preceding fiscal year, all in reasonable detail and accompanied by an opinion thereon of a firm of independent public accountants of recognized national standing selected by the Company to the effect that the consolidated financial statements have been prepared in accordance with generally accepted accounting principles consistently applied (except for changes in application in which such accountants concur) and present fairly the financial condition of the companies reported on and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards and accordingly, includes such tests of the

The Timberland Company                                          Third Amendment


                  accounting records and such other auditing procedures as were considered necessary in the circumstances, provided, that so long as the Unrestricted Subsidiaries of the Company taken as a whole do not constitute a Significant Subsidiary, the Company shall not be required to deliver to you financial statements of the Company and its Restricted Subsidiaries referred to in paragraphs (1) and (2) of this Section 5.19(b)."

                  (b) Section 5.19(g) is hereby amended by deleting "and" where it appears at the end thereof.

                  (c) Section 5.19(h) is hereby amended by deleting the period at the end thereof and inserting "; and".

                  (d) Section 5.19 is hereby amended by inserting the following at the end thereof:

                           "(i) ERISA Reports. If and when any member of the
                  ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Company setting forth details as to such occurrence and action, if any, which the Company or

The Timberland Company                                          Third Amendment


                  applicable member of the ERISA Group is required or proposes to take.

                  The following terms shall have the following meanings solely for purposes of this Section 5.19(i):

                                    "'Benefit Arrangement' means at any time an
                           employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

                                    "'ERISA' means the Employee Retirement
                           Income Security Act of 1974, as amended, or any successor statute.

                                    "'ERISA Group' means the Company, any
                           Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

                                    "'Multiemployer Plan' means at any time an
                           employee pension benefit plan within the meaning of
                           Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

                                    "'PBGC' means the Pension Benefit Guaranty
                           Corporation or any entity succeeding to any or all of its functions under ERISA.

                                    "'Plan' means at any time an employee
                           pension benefit plan (other than a Multiemployer
                           Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under
                           Section 412 of the Internal Revenue Code and either
                           (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group."

The Timberland Company                                          Third Amendment


         Section 4.6. Amendment to Section 5.20. Section 5.20 of the Original Note Agreements shall be, and the same is hereby amended in its entirety as follows:

                           "Section 5.20. Debt. (a) In addition to the
                  provisions of Section 5.8 the Company will not, and will not permit any of its Subsidiaries to, incur or at any time be liable with respect to any Debt except:

                                    "(i) Debt outstanding under the Credit
                           Agreement as in effect on the Third Amendment Effective Date, provided that for a minimum of thirty consecutive days in the period between November 1 and March 1 (inclusive) of every 12 months there shall be no Loans outstanding under the Credit Agreement and no Permitted Short-Term Debt outstanding; and

                                    "(ii) Other Debt permitted by Section 5.08
                           of the Credit Agreement as in effect on the Third Amendment Effective Date.


                  "(b) The daily average outstanding Debt of the Company and its Subsidiaries in respect of trade letters of credit (other than Letters of Credit (as defined in the Credit Agreement as in effect on the Third Amendment Effective Date)) during any fiscal quarter of the Company shall not exceed the daily average outstanding Letter of Credit Liabilities (as defined in the Credit Agreement as in effect on the Third Amendment Effective Date) in respect of Trade Letters of Credit (as defined in the Credit Agreement as in effect on the Third Amendment Effective Date) during such fiscal quarter.

                  "The following terms shall have the following meanings solely for purposes of this Section 5.20:

                                    "'Debt' of any Person means at any date,
                           without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee which are capitalized in accordance with generally accepted accounting principles, (v) all non-contingent obligations (and, for purposes of Section 5.20(b), all contingent obligations) of such Person to reimburse or prepay any bank or other Person in respect of

The Timberland Company                                          Third Amendment


                           amounts paid under a letter of credit, banker's acceptance or similar instrument, whether drawn or undrawn, (vi) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and (vii) all Debt of others guaranteed by such Person.

                                    "'Loan' means a Base Rate Loan, a
                           Euro-Dollar Loan or a Money Market Loan (each as defined in the Credit Agreement as in effect on the Third Amendment Effective Date) and "Loans" means Base Rate Loans, Euro-Dollar Loans or Money Market Loans or any combination of the foregoing.

                                    "'Permitted Short-Term Debt' means Debt
                           (other than Loans or Debt permitted under Section 5.08(a)(vii) of the Credit Agreement) of the Company or any of its Subsidiaries that is payable on demand or that has a maturity, at the time such Debt is incurred or at any time which such maturity is extended, of not more than one year from the date such Debt is incurred or such maturity is extended, as the case may be."

         Section 4.7. Amendment to Section 5.21. Section 5.21 of the Original Note Agreements shall be, and the same is hereby amended in its entirety as follows:

                           "Section 5.21. Leverage Ratio. The Leverage Ratio
                  will at no time during any period or on any day set forth below exceed the ratio set forth below opposite such period or day:

                           PERIOD OR DAY                          LEVERAGE RATIO
                  Third Amendment Effective Date
                    through the next to last day of the
                    fourth fiscal quarter of 1996                  1.80 to 1.00

                  Last day of the fourth fiscal
                    quarter of 1996                                1.10 to 1.00

                  First day of the first fiscal
                    quarter of 1997 through the
                    last day of such quarter                       1.40 to 1.00

                  First day of the second fiscal quarter
                    of 1997 through the next to last
                    day of the third fiscal quarter
                    of 1997                                        1.60 to 1.00

The Timberland Company                                          Third Amendment


                  Last day of the third fiscal
                    quarter of 1997 through the next
                    to last day of the fourth fiscal
                    quarter of 1997                                1.45 to 1.00

                  Last day of the fourth fiscal
                    quarter of 1997                                1.00 to 1.00

                  First day of the first fiscal
                    quarter of 1998 through the
                    last day of such quarter                       1.15 to 1.00

                  First day of the second fiscal
                    quarter of 1998 and thereafter                 1.35 to 1.00

                           "The following terms shall have the following
                  meanings solely for purposes of this Section 5.21:

                                    "'Adjusted Consolidated Cash Holdings'
                           means, for any date the excess, if any, of (i) the sum of cash and Temporary Cash Investments of the Company and its Subsidiaries determined on a consolidated basis on such date over (ii) $5,000,000.

                                    "'Bank' means each bank listed on the
                           signature pages to the Credit Agreement, each assignee which becomes a Bank pursuant to Section 11.06(c) of the Credit Agreement, and their respective successors.

                                    "'Consolidated Debt' means at any date the
                           Debt of the Company and its Consolidated
                           Subsidiaries, determined on a consolidated basis as of such date.

                                    "'Consolidated Subsidiary' is defined in
                           Section 5.7.

                                    "'Debt' is defined in Section 5.20.

                                    "'Investment' is defined in Section 5.7.

                                    "'Leverage Ratio' means, for any date, the
                           ratio of (i) Consolidated Debt less Adjusted
                           Consolidated Cash Holdings on such date to (ii) Consolidated Net Worth (as defined in Section 5.7) on such date.

                                    "'Loan' is defined in Section 5.20.

The Timberland Company                                          Third Amendment


                                    "'Temporary Cash Investment' means any
                           Investment in (i) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, (ii) commercial paper rated at least A-1 by Standard & Poor's Ratings Service or P-1 by Moody's Investors Service, Inc., (iii) time deposits with, including certificates of deposit issued by, (x) any office located in the United States of (A) any bank or trust company which is organized under the laws of the United States or any state thereof and has capital, surplus and undivided profits aggregating at least $100,000,000 or (B) any Bank or (y) in the case of Investments made by a Subsidiary of the Company whose principal place of business is located outside the United States, any office located outside the United States of (A) any bank or trust company the long-term unsecured senior debt of which is rated AA or higher by Standard & Poor's Ratings Service or Aa or higher by Moody's Investors Service, Inc. or (B) any Bank, (iv) money market funds which invest only in securities described in clauses (i), (ii) and
                           (iii)(x) above or (v) repurchase agreements with respect to securities described in clause (i) above entered into with an office of a bank or trust company meeting the criteria specified in clause
                           (iii) above; provided in each case that such Investment matures within one year from the date of acquisition thereof by the Company or a Subsidiary."

         Section 4.8. Amendment to Section 5.23. Section 5.23 of the Original Note Agreements shall be, and the same is hereby amended in its entirety as follows:

                           "Section 5.23. Payments with Respect to Credit
                  Agreement. The Company will not, without the prior written consent of Holders holding not less than 51% of the unpaid principal amount of the Notes, directly or indirectly pay or extend, or enter into any agreement with any of the other Persons party to the Credit Agreement which provides for the payment or extension by the Company of, any form of additional compensation or security to any such Person in consideration for any amendment of, waiver of the requirements of, or consent to a modification of, Sections 2.13, 5.11, 5.12, 5.13 or 5.14 of the Credit Agreement (or related definitions of terms)."

         Section 4.9. Amendment to Section 5.24. Section 5.24 of the Original Note Agreements shall be, and the same is hereby amended in its entirety as follows:

                           "Section 5.24. Restrictive Agreements. (a) The
                  Company will not, and will not permit any Subsidiary to, enter into any

The Timberland Company                                          Third Amendment


                  agreement after the Third Amendment Effective Date which shall further limit (i) the ability of the Company or any Subsidiary to amend or otherwise modify this Agreement or any Note, (ii) the ability of any Subsidiary to make any payments, directly or indirectly, to the Company, (iii) the ability of any Subsidiary to guarantee any obligation of the Company under the Agreement or any Note or (iv) the ability of the Company or any Subsidiary to grant any Lien on any or all of its property to secure its obligations under this Agreement, the Notes or any such guarantee; provided that (x) the agreements and instruments entered into in connection with the refinancing of any Debt of the Company or any Subsidiary outstanding on the Third Amendment Effective Date (or on the date such Subsidiary becomes a Subsidiary) may contain any such limitations that were contained in the agreements and instruments governing the Debt so refinanced and (y) it is understood that the imposition by any governmental entity of any restriction of the kind set forth in this Section shall not be deemed to be a Default under this Section.

                           "(b) The Company will not, and will not permit any
                  Subsidiary to, enter, after the Third Amendment Effective Date, into any agreement (including, without limitation, any amendment or modification of, or supplement to, any outstanding agreement) with respect to any Debt of the Company or any Subsidiary that contains conditions, covenants or events of default that are more burdensome or restrictive to the Company or such Subsidiary than those contained in the Credit Agreement are to the Company on the Third Amendment Effective Date.

                           "The following terms shall have the following
                  meanings solely for purposes of this Section 5.24:

                                    "'Debt' is defined in Section 5.20.

                                    "'Loan' is defined in Section 5.20."

         Section 4.10. Amendments to Section 8.1. (a) The following definitions shall be added to Section 8.1 of the Original Note Agreements in alphabetical order and shall read as follows:

                                    "'Third Amendment' shall mean the Third
                           Amendment to this Agreement dated as of June 21, 1996 between the Company and you.

                                    "'Third Amendment Effective Date' shall mean
                           the date on which the Third Amendment becomes effective."

The Timberland Company                                          Third Amendment


         (b) The definition of Credit Agreement contained in Section 8.1 of the Original Note Agreements shall be, and the same is hereby amended in its entirety as follows:

                           "'Credit Agreement' shall mean that certain Credit
                  Agreement dated as of June 21, 1996, among the Company, the Banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Agent, as amended to date."

SECTION 5. EFFECTIVENESS OF ORIGINAL NOTE AGREEMENTS; PAYMENT OF CREDIT FEE.

         Section 5.1. Effectiveness of Original Note Agreements. The Company hereby agrees that (i) the terms and provisions of the Original Note Agreements, as amended by this Third Amendment, are hereby ratified and confirmed and (ii) notwithstanding anything to the contrary contained in the Second Amendments referred to in Section 1 hereof, the amendments contained in Sections 4.2, 4.4, 4.6, 4.7 (only with respect to the addition of Section 5.22 entitled "No Unrestricted Subsidiaries"), 4.8 and 4.9 (only with respect to the definitions of "Second Amendment" and "Second Amendment Effective Date") of the Second Amendments referred to in Section 1 hereof shall remain in full force and effect until June 21, 1998.

         Section 5.2. Payment of Credit Fee. The Company hereby reaffirms its obligation to pay the Credit Fee (as defined in the Second Amendments referred to in Section 1 hereof) pursuant to and in accordance with the terms of Section 5 of the Second Amendments referred to in Section 1 hereof.

SECTION 6. MISCELLANEOUS.

         Section 6.1. Waiver of Default. Any Default or Event of Default which might have existed under the Original Note Agreements prior to giving effect to this Third Amendment but which would not constitute such a Default or Event of Default under the Original Note Agreements as amended by this Third Amendment is hereby waived.

         Section 6.2. Notices. Any and all notices, requests, certificates and other instruments executed and delivered after the effective date of this Third Amendment may refer to the "Note Agreements dated as of December 15, 1994" without making specific reference to this Third Amendment, but nevertheless all such references shall be deemed to include this Third Amendment unless the context shall otherwise require.

         Section 6.3. Expenses. The Company will pay all expenses relating to this Third Amendment in accordance with Section 9.4 of the Original Note Agreements.

         Section 6.4. Construction. This Third Amendment shall be construed in connection with and as part of the Original Note Agreements, and all terms, conditions and covenants

The Timberland Company                                          Third Amendment


contained in the Original Note Agreements, except as herein modified, shall be and remain in full force and effect.

         Section 6.5. Counterparts. This Third Amendment may be executed in any number of counterparts, each executed counterpart constituting an original but altogether one and the same instrument.

         Section 6.6. Governing Law. This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York.

The Timberland Company                                          Third Amendment


         Upon the acceptance of this Third Amendment by Holders holding at least 51% in aggregate unpaid principal amount of all outstanding Notes, this agreement shall become effective and the Original Note Agreements shall be amended as herein set forth, such amendment to be effective as of June 21, 1996.

                                       THE TIMBERLAND COMPANY

                                       By______________________________________
                                         Its___________________________________

Accepted as of June 21, 1996

                                       (HOLDER)

                                       By______________________________________
                                         Its___________________________________

                                       By______________________________________
                                         Its___________________________________

                                       Holding $(Holder Amount) unpaid principal amount of the Notes.

                                   SCHEDULE I

                                                                            PRINCIPAL AMOUNT OF
                   HOLDERS                                                      NOTES HELD

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY                                              $15,000,000
711 High Street
Des Moines, Iowa  50392-0800
Attention:  Investment Department -- Securities Division

CENTURY LIFE OF AMERICA                                                               $3,000,000
c/o CUNA Mutual Insurance Group
Securities Management Department
5910 Mineral Point Road
Madison, Wisconsin  53705
Attention:  Private Placements

CUNA MUTUAL INSURANCE SOCIETY                                                         $2,000,000
c/o CUNA Mutual Insurance Group
Securities Management Department
5910 Mineral Point Road
Madison, Wisconsin  53705
Attention:  Private Placements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA                                          $31,000,000
c/o Structured Finance Group
One Gateway Center, 11th Floor
7-45 Raymond Boulevard West
Newark, New Jersey  07012-5311
Attention:  Senior Managing Director

PRUCO LIFE INSURANCE COMPANY                                                          $4,000,000
c/o Structured Finance Group
One Gateway Center, 11th Floor
7-45 Raymond Boulevard West
Newark, New Jersey  07012-5311
Attention:  Senior Managing Director

HARTFORD LIFE INSURANCE COMPANY                                                      $10,000,000
  SEPARATE ACCOUNT CRC
c/o Hartford Life Insurance Company
c/o Life Investment Group A-4
Private Placements
P.O. Box 2999
Hartford, Connecticut 06104-2999


                                   SCHEDULE I
                              (to Third Amendment)

HARTFORD FIRE INSURANCE COMPANY                                                      $10,000,000
c/o Hartford Life Insurance Company
c/o Life Investment Group A-4
Private Placements
P.O. Box 2999
Hartford, Connecticut 06104-2999

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY                                          $5,000,000
c/o Hartford Life Insurance Company
c/o Life Investment Group A-4
Private Placements
P.O. Box 2999
Hartford, Connecticut 06104-2999

GREAT NORTHERN INSURED ANNUITY CORPORATION                                           $10,000,000
Two Union Square, 601 Union Street
Seattle, Washington  98101
Attention:  Investment Department, Dan Greenshields

JOHN ALDEN LIFE INSURANCE COMPANY                                                     $6,000,000
7300 Corporate Center Drive, 7A24
Miami, Florida  33126-1223
Attention:  Investment Department Private Placements

THE OHIO CASUALTY INSURANCE COMPANY                                                   $5,000,000
136 North Third Street
Hamilton, Ohio  45025
Attention:  Eric P. Scruggs, Portfolio Manager, Private
Placement Investments

PHYSICIANS LIFE INSURANCE COMPANY                                                     $1,000,000
c/o Asset Allocation & Management Companies
30 North LaSalle, Suite 3600
Chicago, Illinois  60602
Attention:  Kathy Lange

FRONTIER INSURANCE COMPANY                                                             $750,000
c/o Asset Allocation & Management Companies
30 North LaSalle, Suite 3600
Chicago, Illinois  60602
Attention:  Kathy Lange

GUARANTEE TRUST LIFE INSURANCE COMPANY                                                 $750,000
c/o Asset Allocation & Management Companies
30 North LaSalle, Suite 3600
Chicago, Illinois  60602
Attention:  Kathy Lange

WORLD INSURANCE COMPANY                                                                $500,000
c/o Asset Allocation & Management Companies
30 North LaSalle, Suite 3600
Chicago, Illinois  60602
Attention:  Kathy Lange

WASHINGTON NATIONAL INSURANCE COMPANY                                                 $2,000,000
300 Tower Parkway
Lincolnshire, Illinois  60069-3665
Attention:  Investment Department-2


                                      I-3